UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2018

Walter Investment Management Corp.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001- 13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

(Address of principal executive offices, including zip code)

(844) 714-8603

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03.	Bankruptcy or Receivership.

As previously disclosed, on November 30, 2017, Walter Investment Management Corp. (the “Company”) filed a voluntary petition (the “Bankruptcy Petition,” and the case commenced thereby, the “Chapter 11 Case”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”) to pursue its previously announced Prepackaged Chapter 11 Plan of Reorganization, dated November 6, 2017 (as amended and supplemented, the “Prepackaged Plan”). The Company’s Chapter 11 Case is being administered under the caption In re Walter Investment Management Corp. (Case No. 17-13446).

Confirmation of Prepackaged Plan

On January 18, 2018, the Court entered an order (the “Confirmation Order”) confirming the Prepackaged Plan. A copy of the Confirmation Order, with a copy of the Prepackaged Plan as confirmed attached thereto, is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company anticipates emerging from the Chapter 11 Case on the date (the “Effective Date”) when all remaining conditions to effectiveness to the Prepackaged Plan are satisfied. Currently, the Company expects all conditions precedent to the Prepackaged Plan to have been satisfied on or before January 31, 2018, but the Company can make no assurances as to when or whether the Prepackaged Plan will become effective.

Summary of the Prepackaged Plan

The following is a summary of the material terms of the Prepackaged Plan. This summary highlights only certain substantive provisions of the Prepackaged Plan and is not intended to be a complete description of the Prepackaged Plan. This summary is qualified in its entirety by reference to the full text of the Confirmation Order, including the Prepackaged Plan, which is attached hereto as Exhibit 2.1, and incorporated by reference herein. Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings set forth in the Prepackaged Plan.

Under the Prepackaged Plan:

•	The Company will be a guarantor of certain warehouse facilities entered into by Ditech Financial LLC and Reverse Mortgage Solutions, Inc., as borrowers, to provide for the refinancing of pre-petition warehouse lines of Ditech Financial LLC and Reverse Mortgage Solutions, Inc., on material terms and conditions acceptable to the Requisite RSA Parties.

•	Holders of Term Loan Claims will become bound by the Amended and Restated Credit Facility Agreement and receive, in full and final satisfaction of their Allowed Term Loan Claims on the Effective Date, their pro rata share of (i) term loans under the Amended and Restated Credit Facility Agreement (such term loans to be in an aggregate principal amount equal to the term loans then outstanding under the Amended and Restated Credit Facility Agreement as of the Effective Date), and (ii) any accrued and unpaid interest under the Amended and Restated Credit Facility Agreement as of the Effective Date.

•	Each holder of a Revolving Loan Claim will receive (i) payment in full of its Claim (if any) and termination of all letters of credit issued under the Revolving Credit Facility (which letters of credit will be refinanced), or (ii) other consideration satisfactory to such holder.

•	Each holder of a Senior Notes Claim will receive its pro rata share of (a) New Second Lien Notes (described below), and (b) Mandatorily Convertible Preferred Stock (described below). The Senior Notes will be cancelled without further action by or order of the Court.

•	The Company will issue to holders of Senior Notes Claims:

•	$250 million aggregate principal amount of secured second lien notes subordinated in right of payment to certain Senior Obligations (as defined in the indenture for the New Second Lien Notes) having the terms described in the Prepackaged Plan; and

•	$100 million aggregate initial liquidation preference of Mandatorily Convertible Preferred Stock having the terms described in the Prepackaged Plan, convertible into 73% of the total number of issued and outstanding shares of New Common Stock as of the Effective Date subject to dilution by shares of New Common Stock issued or issuable pursuant to the Management Incentive Plan and by shares of New Common Stock issued after the Effective Date, including shares of New Common Stock issuable pursuant to the New Warrants.

•	Each holder of a Convertible Notes Claim will receive its pro rata share of (i) New Common Stock representing, in the aggregate, 50% of the New Common Stock issued on the Effective Date, subject to dilution by shares of New Common Stock issuable upon conversion of the Mandatorily Convertible Preferred Stock, shares of New Common Stock issued or issuable pursuant to the Management Incentive Plan and shares of New Common Stock issued after the Effective Date, including pursuant to the New Warrants, and (ii) 50% of the New Warrants. The Convertible Notes will be cancelled without further action by or order of the Court;

•	Each holder of an Existing Equity Interest will receive its pro rata share of (i) New Common Stock representing, in the aggregate, 50% of the New Common Stock issued on the Effective Date, subject to dilution by shares of New Common Stock issuable upon conversion of the Mandatorily Convertible Preferred Stock, shares of New Common Stock issued or issuable pursuant to the Management Incentive Plan and shares of New Common Stock issued after the Effective Date, including pursuant to the New Warrants, and (ii) 50% of the New Warrants. All Existing Equity Interests will be cancelled without further action by or order of the Court; and

•	The New Warrants issued to the holders of Convertible Notes Claims and Existing Equity Interests will be 10 year warrants in two (2) separate tranches, on the terms described in the Prepackaged Plan.

•	Unless a holder of a General Unsecured Claim agrees to a less favorable treatment, (i) the Company or Reorganized WIMC, as applicable, will continue to pay or treat such General Unsecured Claim in the ordinary course of business or (ii) such holder will receive such other treatment so as to render such General Unsecured Claim Unimpaired, in each case subject to all defenses or disputes the Company may assert as to the validity or amount of such Claims.

•	All priority tax claims, other priority claims, and other secured claims, other than those claims otherwise referenced herein, will be unimpaired under the Prepackaged Plan and/or paid in full in the ordinary course of business.

•	Reorganized WIMC will enter into a post-Restructuring Management Incentive Plan, under which 10% of the New Common Stock (after taking into account the shares to be issued under the Management Incentive Plan) will be reserved for issuance as awards under the Management Incentive Plan.

•	The Prepackaged Plan includes releases for the Company and the Consenting Term Lenders and Consenting Senior Noteholders. In addition, the Prepackaged Plan provides for releases of the Company’s subsidiaries with respect to their guarantees under the Prepetition Credit Agreement and the Prepetition Senior Notes Indenture, without the need for the Company’s subsidiary guarantors to file for chapter 11.

Share Information

As of December 31, 2017, the Company had 37,373,551 shares of common stock issued and outstanding. By operation of the Prepackaged Plan, on the Effective Date, all shares of the Company’s common stock will be cancelled and will permanently cease to exist, and the New Common Stock will be issued as set forth in the Prepackaged Plan.

On the Effective Date, the Company expects to issue New Common Stock, New Warrants and Mandatorily Convertible Preferred Stock as described above. The final number of shares of New Common Stock, New Warrants and Mandatorily Convertible Preferred Stock will be determined prior to the Effective Date. The Articles of Amendment and Restatement of the Company, which will be filed with the Department of Assessments and Taxation of the State of Maryland on or prior to the Effective Date, will include the amount of authorized shares of New Common Stock and Mandatorily Convertible Preferred Stock which will be determined prior to the Effective Date.

Assets and Liabilities

As of September 30, 2017, the Company’s total consolidated assets were approximately $14.98 billion and total consolidated liabilities were approximately $15.22 billion. This financial information has not been audited by the Company’s independent registered public accounting firm and may be subject to future reconciliation or adjustments. This information should not be viewed as indicative of future results.

Post-Emergence Board of Directors

On the Effective Date, in accordance with the terms of the Prepackaged Plan confirmed by the Court, the board of directors of Reorganized WIMC (the “New Board”) will consist of nine (9) members, with six (6) directors designated by the Requisite Senior Noteholders (Frederick Arnold, David Ascher, Seth Bartlett, Claude LeBlanc, Thomas Marano and Thomas Miglis) and three (3) directors designated by the Company (George M. Awad, Daniel Beltzman and Neal Goldman).

Item 7.01.	Regulation FD Disclosure.

On January 17, 2018, the Company issued a press release announcing the approval of the Prepackaged Plan. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any of the Company’s filing under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference.

Item 8.01	Other Events.

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. As discussed above, the Prepackaged Plan has been approved by the Court, and pursuant to the Prepackaged Plan, the Company’s common stock, as well as all unexercised options, warrants or rights to acquire or receive an equity interest in the Company, in each case, outstanding immediately prior to effectiveness of the Prepackaged Plan, will be cancelled and cease to exist on the Effective Date, and the holders of the Company’s common stock will receive only the pro rata portion of New Common Stock as set forth in the Prepackaged Plan. Even though the Company’s common stock continues to trade on the New York Stock Exchange (the “NYSE”), under the Prepackaged Plan, its underlying value may be significantly less than the current trading price on the NYSE, and the Company’s stockholders should not view the trading activity of the Company’s common stock on the NYSE or any other market or trading platform as being indicative of any value they would receive in respect of the Company’s common stock in connection with the Chapter 11 Case.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “would,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, statements relating to the Prepackaged Plan and Chapter 11 Case, descriptions of management’s strategy, plans, objectives, expectations, or intentions and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any proposed transactions the Company considers. Risks and uncertainties relating to the restructuring include: the Court’s rulings in the Chapter 11 Case and the outcome of the Chapter 11 Case in general; the length of time the Company will operate under Chapter 11; risks associated with third-party motions in the Chapter 11 Case, which may interfere with the Company’s ability to develop and consummate the Prepackaged Plan or other plan of reorganization; the ability to satisfy all conditions precedent to the Prepackaged Plan; the ability of the Company to successfully execute the Prepackaged Plan without substantial disruption to the business of, or a Chapter 11 bankruptcy filing by, one or more of its primary operating or other subsidiaries; the effects of disruption from the restructuring making it more difficult to maintain business, financing and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business; increased legal and advisor costs related to the Chapter 11 Case and other litigation and the inherent risks involved in a bankruptcy process; the ability of the Company to comply with the terms of its restructuring support agreements, including completing various stages of the restructuring within the dates specified by the restructuring support agreements; the ability of the Company to maintain the listing of its common stock on the NYSE; and the ability of the Company to continue as a going concern. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail under the heading “Risk Factors” and elsewhere in the Company’s annual and quarterly reports, including amendments thereto, and other filings with the Securities and Exchange Commission.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

Nothing in this Current Report on Form 8-K (including, without limitation, Exhibit 99.1) shall constitute a solicitation of any holders of any of the Company’s indebtedness or the Company’s securities with respect to the matters contemplated in the Prepackaged Plan or Disclosure Statement or an offer to buy or sell, or a solicitation of an offer to buy or sell, any securities of the Company, which would be made only pursuant to definitive documents and an applicable exemption from the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index

EXHIBIT INDEX

Exhibit No.	Description

2.1	Findings of Fact, Conclusions of Law and Order Confirming the Amended Prepackaged Chapter 11 Plan of Walter Investment Management Corp. and the Affiliate Co-Plan Proponents, dated January 18, 2018.

99.1	Press Release dated January 17, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Walter Investment Management Corp.

Date: January 19, 2018	By:	/s/ John J. Haas
John J. Haas, General Counsel, Chief Legal Officer and Secretary